                                                                    EXHIBIT 10.9


                               PROMISSORY NOTE


====================================================================================================================================
     Principal       Loan Date     Maturity       Loan No      Call    Collateral     Account     Officer     Initials
   $3,224,184.91    07-17-1996    04-01-2016     608006684      16         37        608006684       KM
------------------------------------------------------------------------------------------------------------------------------------
  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------------------------------
 Borrower:         Key West Conch Harbor, Inc., a Florida      Lender:               TIB Bank of the Keys
                   corporation                                                       Key West
                   830 Eaton Street                                                  PO Box 6330
                   Key West, FL  33040                                               Key West, FL  33041
====================================================================================================================================

PRINCIPAL AMOUNT: $3,224,184.91                      DATE OF NOTE: JULY 17, 1996

PROMISE TO PAY. KEY WEST CONCH HARBOR, INC., A FLORIDA CORPORATION ("BORROWER") PROMISES TO PAY TO TIB BANK OF THE KEYS ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF THREE MILLION TWO HUNDRED TWENTY FOUR THOUSAND ONE HUNDRED EIGHTY FOUR & 91/100 ($3,224,184.91), TOGETHER WITH INTEREST ON THE UNPAID PRINCIPAL BALANCE FROM JULY 17, 1996, UNTIL PAID IN FULL.

PAYMENT. SUBJECT TO ANY PAYMENT CHANGES RESULTING FROM CHANGES IN THE INDEX, BORROWER WILL PAY THIS LOAN IN ACCORDANCE WITH THE FOLLOWING PAYMENT SCHEDULE:

         20 CONSECUTIVE MONTHLY INTEREST PAYMENTS, BEGINNING SEPTEMBER 1, 1996, WITH INTEREST CALCULATED ON THE UNPAID PRINCIPAL BALANCES AT AN INTEREST RATE OF 9.000% PER ANNUM; 36 CONSECUTIVE MONTHLY PRINCIPAL AND INTEREST PAYMENTS OF $30,208.48 EACH, BEGINNING MAY 1, 1998, WITH INTEREST CALCULATED ON THE UNPAID PRINCIPAL BALANCES AT AN INTEREST RATE OF 9.000% PER ANNUM; 179 CONSECUTIVE MONTHLY PRINCIPAL AND INTEREST PAYMENTS IN THE INITIAL AMOUNT OF $30,653.29 EACH, BEGINNING MAY 1, 2001, WITH INTEREST CALCULATED ON THE UNPAID PRINCIPAL BALANCES AT AN INTEREST RATE OF 1.000 PERCENTAGE POINTS OVER THE INDEX DESCRIBED BELOW; AND 1 PRINCIPAL AND INTEREST PAYMENT IN THE INITIAL AMOUNT OF $30,653.03 ON APRIL 1, 2016, WITH INTEREST CALCULATED ON THE UNPAID PRINCIPAL BALANCES AT AN INTEREST RATE OF 1.000 PERCENTAGE POINTS OVER THE INDEX DESCRIBED BELOW. THIS ESTIMATED FINAL PAYMENT IS BASED ON THE ASSUMPTION THAT ALL PAYMENTS WILL BE MADE EXACTLY AS SCHEDULED AND THAT THE INDEX DOES NOT CHANGE; THE ACTUAL FINAL PAYMENT WILL BE FOR ALL PRINCIPAL AND ACCRUED INTEREST NOT YET PAID, TOGETHER WITH ANY OTHER UNPAID AMOUNTS UNDER THIS NOTE.

Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Prime rate as published in the Wall Street Journal. When a range of rates has been published, the higher of the rates will be used (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each semi-annually the first day of April and October commencing on April 1, 2001. The date on which the interest rate could change is called the interest Change Date. The most recently available Index as of 25 days prior to each Interest Change Date is called the "Current Index". THE INDEX CURRENTLY IS 8.250% PER ANNUM. THE INTEREST RATE OR RATES TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE THE RATE OR RATES SET FORTH ABOVE IN THE "PAYMENT" SECTION. NOTICE: Under no circumstances will the effective rate of interest on this Note be more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (a) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (b) increase Borrower's payments to cover accruing interest, (c) increase the number of Borrower's payments, and (d) continue Borrower's payments at the same amount and increase Borrower's final payment.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Borrower making fewer payments.

LATE CHARGE. If a payment is 10 DAYS OR MORE LATE, Borrower will be charged 5.000% OF THE UNPAID PORTION OF THE REGULARLY SCHEDULED PAYMENT.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired. (i) LENDER IN GOOD FAITH DEEMS ITSELF INSECURE.

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within ten (10) days; or
(b) if the cure requires more than ten (10) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note to 18.000% per annum, if and to the extent that the increase does not cause the interest rate to exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender the amount of these costs and expenses, which includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services.
If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF FLORIDA. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF MONROE COUNTY, THE STATE OF FLORIDA. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

GARNISHMENT. Borrower consents to the issuance of a continuing writ of garnishment or attachment against Borrower's disposable earnings, in accordance with Section 222.11, Florida Statutes, in order to satisfy, in whole or in part, any money judgment entered in favor of Lender.

COLLATERAL. This Note is secured by collateral described in Exhibit "A" and "B" attached hereto and incorporated herein as set forth fully herein and an Assignment of Rents.

07-17-1996                     PROMISSORY NOTE                          PAGE ___
                                 (Continued)

================================================================================

PRIOR NOTE. Consolidation of those certain Promissory Notes executed on April 8, 1996 and July 17, 1996 in the amounts of $2,724,184.91 and $500,000 respectively by Key West Conch Harbor, Inc. in favor of TIB Bank of the Keys for a consolidated loan in the amount of $3,224,184.91.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Florida (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

KEY WEST CONCH HARBOR, INC., A FLORIDA CORPORATION

BY:  /s/ A. FREDERICK SKOMP
     ---------------------------------------------
         A. Frederick Skomp, President

                                  EXHIBIT "A"

====================================================================================================================================
  Principal       Loan Date     Maturity       Loan No      Call   Collateral      Account      Officer     Initials
$3,224,184.91    07-17-1996    04-01-2016     608006684      16        37         608006684        KM
------------------------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------------------------------
 Borrower:        Key West Conch Harbor, Inc., a Florida      Lender:              TIB Bank of the Keys
                  corporation                                                      Key West
                  830 Eaton Street                                                 PO Box 6330
                  Key West, FL  33040                                              Key West, FL  33041

====================================================================================================================================

THIS EXHIBIT "A" IS ATTACHED TO AND BY THIS REFERENCE IS MADE A PART OF EACH PROMISSORY NOTE OR CREDIT AGREEMENT AND SECURITY AGREEMENT, DATED JULY 17, 1996, AND EXECUTED IN CONNECTION WITH A LOAN OR OTHER FINANCIAL ACCOMMODATIONS BETWEEN TIB BANK OF THE KEYS AND KEY WEST CONCH HARBOR, INC., A FLORIDA CORPORATION.

See legal description described below and incorporated herein as set forth fully herein.

THIS EXHIBIT "A" IS EXECUTED ON JULY 17, 1996.

BORROWER:

KEY WEST CONCH HARBOR, INC., A FLORIDA CORPORATION

BY:  /s/ A. FREDERICK SKOMP
     ---------------------------------------------
         A. Frederick Skomp, President


LENDER:

TIB BANK OF THE KEYS


BY:  /s/
     ---------------------------------------------
         Authorized Officer





         The following described land, situate, lying and being in Monroe County, Florida, to-wit:

         Beginning at the intersection formed by the Northwesterly line of Carolina Street with the Southwesterly line of Grinnell Street, Key West, Florida;

         Thence South 55 degrees 00' West along the Northwesterly line of Carolina Street, aforesaid, a distance of 251.12 feet;

         Thence North 34 degrees 42' West a distance of 144.26 feet;

         Thence North 54 degrees 46' East, a distance of 29.25 feet;

         Thence North 35 degrees 02' West, a distance of 208.03 feet to a point;

         Thence North 55 degrees 18' East, a distance of 221.87 feet more or less to a point;

         Thence South 35 degrees 02' East, a distance of 351.4 feet to the point of beginning.



         all riparian and littoral rights, piers, docks, wharves, improvements, including but not limited to, the concrete seawall, existing pier and pilings extending into the waters of Key West Bight (Florida Bay), and all permits, licenses and bay bottom rights as are or may be attached to or appurtenant to the above described property,

         All lying and being in Monroe County, Florida.

                                  EXHIBIT "B"

====================================================================================================================================
  Principal       Loan Date       Maturity       Loan No     Call   Collateral      Account      Officer    Initials
$3,224,184.91     07-17-1996     04-01-2016     608006684     16        37         608006684       KM
------------------------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------------------------------
 Borrower:        Key West Conch Harbor, Inc., a Florida       Lender:              TIB Bank of the Keys
                  corporation                                                       Key West
                  830 Eaton Street                                                  PO Box 6330
                  Key West, FL  33040                                               Key West, FL  33041

====================================================================================================================================

This Exhibit "B" is attached to and by this reference is made a part of each Promissory Note or Credit Agreement, dated July 17, 1996, and executed in connection with a loan or other financial accommodations between TIB Bank of the Keys and Key West Conch Harbor, Inc., a Florida corporation.

All inventory, chattel paper, accounts, equipment, general intangibles and fixtures; whether any of the foregoing is owned now or acquired later; all accessions, additions, replacements or substitutions relating to any of the foregoing; all records of any kind relating to any of the foregoing; all proceeds of any kind relating to any of the foregoing (including insurance, general intangibles or other account proceeds)

THIS EXHIBIT "B" IS EXECUTED ON JULY 17, 1996.

BORROWER:

Key West Conch Harbor, Inc., a Florida corporation


BY: /s/ A. FREDERICK SKOMP
    --------------------------------
        A. Frederick Skomp, President


LENDER:

TIB Bank of the Keys


BY: /s/
    ---------------------------------
        Authorized Officer


================================================================================
LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver, 3.20b(c) 1996 CFI ProServices, Inc. All rights reserved. (FL-G60 E 3.21 F3.21 P3.21 KWCHARBO.LNI